                         _________________ Shares

                           SenDx Medical, Inc.

                              Common Stock
                           ($0.001 par value)




                         UNDERWRITING AGREEMENT

                                                     _________________, 1996




CS FIRST BOSTON CORPORATION
J.P. MORGAN & CO.
NEEDHAM & COMPANY, INC.
As Representatives of the Several Underwriters
 % CS First Boston Corporation,
   Park Avenue Plaza,
   New York, N.Y. 10055


Dear Sirs:

    1. INTRODUCTORY. SenDx Medical, Inc., a Delaware corporation ("Company"), proposes to issue and sell ____________ shares ("Firm Securities") of its Common Stock ("Securities") and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than _________ additional shares ("Optional Securities") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities." The Company hereby agrees with the Underwriters named in Schedule A hereto ("Underwriters") as follows:

    2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters that:

        (a) A registration statement (No. 33-________) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended ("Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (i) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule
    462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or, if an additional registration statement has been filed and the Company does not propose to amend it and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement".
    The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration

    Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

        (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective
    Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any ), each Registration Statement conformed, or will conform, in all respects to the requirements of the
    Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the
    Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the
    Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been
    or will be filed.   The two preceding sentences do not apply to
    statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

        (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

        (d) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

        (e) Except as disclosed in the Prospectus, there are no contracts, agreements, or understandings between the Company and any person at would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

        (f) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

        (g) The Offered Securities have been approved for quotation on the Nasdaq National Market ("Nasdaq") subject to notice of issuance.

        (h) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required by the National Association of Securities Dealers, Inc. or under state securities laws.

        (i) The execution, delivery and performance of this Agreement and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or the charter or bylaws of the Company and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

        (j) This Agreement has been duly authorized, executed and delivered by the Company.

        (k) Except as disclosed in the Prospectus, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and except as disclosed in the Prospectus, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

        (l) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it; and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the Company.

        (m) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company.

        (n) Except as disclosed in the Prospectus, the Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by it, or presently employed by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the Company.

        (o) Except as disclosed in the Prospectus, the Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), does not own or operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company; and the Company is not aware of any pending investigation which might lead to such a claim.

        (p) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company or any of its respective properties that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, prospects, or results of operations of the Company, or would materially and adversely affect the ability of the

    Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

        (q) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates shown and the results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

        (r) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has been no material adverse change, nor any development or event that may result in a prospective material adverse change, in the condition (financial or other), business, prospects, or results of operations of the Company, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

        (s) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940.

        (t) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

        (u) Persons holding at least 98% of the Company's outstanding capital stock, including all officers, directors and affiliates of the Company, have agreed that they will not, without the prior written consent of CS First Boston Corporation ("CS First Boston"), offer, sell, contract to sell, pledge or otherwise dispose of any shares of Common Stock, any options or warrants to purchase shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock (the "Restricted Shares"), other than as a gift or gifts, provided the donee or donees thereof agree to be bound by this restriction, (i) as to 100% of the Restricted Shares, until 180 days after the date of the initial public offering of the Offered Securities.

    3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $______ per share, the respective shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

    The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company at the office of Stradling, Yocca, Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660, at 9:00 A.M., New York time, on ____________, 1996, or at such other time no later than seven full business days thereafter as CS First Boston and the Company determine, such date being herein referred to as the "First Closing Date." For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CS First Boston requests and will be made available for checking and packaging at the office of CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055 at least 24 hours prior to the First Closing Date.

    In addition, upon written notice from CS First Boston given to the Company from time to time not more than 30 days subsequent to the date of the initial public offering of the Offered Securities, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CS First Boston to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CS First Boston to the Company.

    Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date") shall be determined by CS First Boston but shall not be later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several

Underwriters, against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company, at the above office of Stradling, Yocca, Carlson & Rauth. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CS First Boston requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CS First Boston at a reasonable time in advance of such Optional Closing Date.

    4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

    5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several underwriters that:

        (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of
    (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

        (b) The Company will advise CS First Boston promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CS First Boston's consent; and the Company will also advise CS First Boston promptly of the effectiveness of each Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of each Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

        (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission at its own expense an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

        (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

        (e) The Company will furnish to the Underwriters copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CS First Boston requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing all such documents.

        (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution.

        (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Underwriters (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the company as CS First Boston may reasonably request.

        (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and the printing of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

        (i) The Company will not offer, sell, contract to sell, pledge, announce its intention to sell or otherwise dispose of, directly or indirectly, or file with the commission a registration statement under the Act relating to, any additional shares of its securities or securities convertible or exchangeable into or exercisable for any shares of its securities without the prior written consent of CS First Boston for a period of one year after the date of the initial public offering of the Offered Securities, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in affect on the date hereof or otherwise described therein, or issuances of Securities pursuant to the exercise of such options.

    6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

        (a) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect set forth in Schedule B hereto.

        (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Additional

    Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriters shall be contemplated by the Commission.

        (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the public offering or the sale of and payment for the Offered Securities; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) any banking moratorium declared by U.S. Federal or New York authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or sale of and payment for the Offered Securities.

        (d) The Underwriters shall have received an opinion, dated such Closing Date, of Stradling, Yocca, Carlson & Rauth, counsel for the Company, to the effect set forth in Schedule C hereto.

        (e) The Underwriters shall have received an opinion, dated such Closing Date, of ___________________________________, special patent counsel for the Company, to the effect set forth in Schedule D hereto.

        (f) The Underwriters shall have received an opinion, dated such Closing Date, of __________________________, patent counsel for the Company, to the effect set forth in Schedule E hereto.

        (g) The Underwriters shall have received from Wilson, Sonsini, Goodrich & Rosati, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (h) The Underwriters shall have received a certificate dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company except as set forth in or contemplated by the Prospectus or as described in such certificate.

        (i) The Underwriters shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

    7. INDEMNIFICATION AND CONTRIBUTION.

    (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the company by any Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

    (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to stats therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legends concerning over-allotments and stabilizing on the inside front cover page, the concession and reallowance figures appearing in the paragraph under the caption "Underwriting" and the information contained in the fifth paragraph under the table set forth under the caption "Underwriting."

    (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement Includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

    (d) If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with Investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount In excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

    (e) The obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

    8. DEFAULT OF UNDERWRITER. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of securities that the Underwriters are obligated to purchase on such Closing Date, CS First Boston may make arrangements satisfactory to the Company for the purchase of such offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CS First Boston and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting underwriter from liability for its default.

    9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Securities by the Underwriters is not consummated the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.
 If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

    10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Underwriters, c/o CS

First Boston Corporation, Park Avenue Plaza, New
York, NY 10055, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1945 Palomar Oaks Way, Carlsbad, California 92009, Attention: Douglas R. Hillier; provided, however, that any notice to any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

    11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

    12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

    13. APPLICABLE LAW; FORUM. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                       Very truly yours,

                                       SENDX MEDICAL, INC.




                                       By:
                                          -------------------------------------

                                       Title:  Douglas R. Hillier, President and
                                               Chief Executive Officer

The foregoing Underwriting
    Agreement is hereby confirmed
    and accepted as of the date
    first above written.

    CS FIRST BOSTON CORPORATION
    J.P. MORGAN & CO.
    NEEDHAM & COMPANY, INC.

    BY: CS FIRST BOSTON CORPORATION
    On behalf of the Underwriters


    By:
       --------------------------------

    Title:
       --------------------------------

                                 SCHEDULE A

                                               Number of
Underwriter                                    Firm Securities
- -----------                                    ---------------

CS First Boston Corporation . . . . . . . . . .
J.P. Morgan & Co. . . . . . . . . . . . . . . .
Needham & Company, Inc. . . . . . . . . . . . .
                                               ----------------
Total . . . . . . . . . . . . . . . . . . . . .
                                               ----------------
                                               ----------------

                                 SCHEDULE B

                  Letter of Independent Public Accountants
                         Referred to in Section 6(a)

    (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations.

    (ii) on the basis of inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:
           (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

           (B) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases in total revenues or increases in total operating expenses, as compared with the corresponding period of the previous year and with the period of corresponding length ended the data of the latest income statement included in the Prospectus;

     except in all cases set forth in clauses (A) and (B above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

    (iii) they have compared specific dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this schedule, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

                                 SCHEDULE C

                     Opinion of Counsel for the Company
                         Referred to in Section 6(d)

    (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its own property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in California and, to the knowledge of such counsel, in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification;

    (ii) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

    (iii) The shares of Common Stock outstanding prior to the issuance of the Offered Securities to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

    (iv) The Offered Securities to be sold by the Company have been duly authorized, and when issued and delivered in accordance with the terms of this Agreement will be, validly issued, fully paid and non-assessable, and the issuance of such Offered Securities will not be subject to any preemptive or similar rights;

    (v) The Company has corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Offered Securities to be issued and sold by the Company. This Agreement has been duly authorized, executed and delivered by the Company;

    (vi) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or, to such counsel's knowledge, any material agreement or other instrument binding upon the Company or, to such counsel's knowledge, any judgement, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states and jurisdictions in connection with the offer and sale of the Offered Securities;

    (vii) Such counsel does not know of any legal, regulatory or governmental proceeding pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

    (viii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

    (ix) To such counsel's knowledge, there is no legal or beneficial owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement;

    (x) To such counsel's knowledge: (A) the Registration Statement has become effective under the Securities Act, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act and nothing has come to such counsel's attention to lead it to believe that such proceedings are contemplated; and (B) any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) or the rules and regulations has been made in the manner and within the time period required by such Rule 424(b); and

    (xi) The Offered Securities to be sold under this Agreement to the Underwriters are duly authorized for quotation on the Nasdaq National Market.

    (xii) Such counsel shall also state that (A) it believes that the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder and (B) nothing has come to its attention that would cause it to believe that (except for financial statements and schedules as to which such counsel need not express any belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus as of its date or as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                 SCHEDULE D

                      Opinion of Special Patent Counsel
                         Referred to in Section 6(e)


    (i) Such counsel represents the Company in certain matters relating to intellectual property, including patents, trade secrets and certain trademark matters;

    (ii) Such counsel is familiar with the Company's SenDx 100 and has read those portions of the Registration Statement and the Prospectus entitled "Risk Factors" and "Business--Patents and Proprietary Rights" at the final paragraph thereof, each of which relates to certain patents held or licensed by __________________ (collectively, the "_________
Intellectual Property Portion");

    (iii) Such counsel has reviewed the ___________ Intellectual Property Portion, and based upon such review, a review of the prior art references made known to counsel and discussions with Company scientific personnel, such counsel is aware of no valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of SenDx 100;

    (iv) Such counsel is aware of no pending judicial or governmental proceedings relating to issued or licensed patents or proprietary information to which the Company is a party or of which any property of the Company is subject and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights of others; and

    (v) Such counsel has no reason to believe that the information contained in the ____________ Intellectual Property Portion of the Registration Statement or the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, at such Closing Date the information contained in the Intellectual Property Portion of the Prospectus or any amendment or supplement to the _____________ Intellectual Property Portion of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                 SCHEDULE E

                     Opinion of Patent Counsel Referred
                             to in Section 6(f)


   (i) Such counsel represents the Company in certain matters relating to intellectual property, including patents, trade secrets and certain trademark matters;

    (ii) Such counsel is familiar with the technology, and in particular its SenDx 100 product under development and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors" and "Business--Patents and Proprietary Rights" exclusive of those portions defined as the "_____________ Intellectual Property Portion" in Schedule D (collectively, the "Intellectual Property Portion");



    (iii) The Intellectual Property Portion contains accurate descriptions of the Company's patent applications, issued and allowed patents, and patents licensed to it and fairly summarizes the legal matters, documents and proceedings relating thereto;

    (iv) Such counsel has reviewed the Company's patent applications filed in the U.S. and outside the U.S. (the "Applications"), which Applications are described in the Intellectual Property Portion, and based upon such review, a review of the prior art references made known to counsel and discussions with Company scientific personnel, such counsel is aware of no valid United States or foreign patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any proposed product, drug or other material as described in the Prospectus or made or used according to the Applications;

    (v) The Applications have been properly prepared and filed on behalf of the Company, and are being diligently pursued by the Company; the inventions described in the Applications are assigned or licensed to the Company; to such counsel's knowledge, no other entity or individual has any right or claim in any of the inventions, Applications, or any patent to be issued therefrom and each of the Applications discloses patentable subject matter;

    (vi) Such counsel is aware of no pending or threatened judicial or governmental proceedings relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights or others, nor is such counsel aware of any rights of third parties to any of the Company's inventions described in the Applications, issued, approved or licensed patents which could reasonably be expected materially to affect the ability of the Company to conduct its business as described in the Prospectus, including the commercialization of its SenDx 100 currently under development; and

    (vii) Such counsel has no reason to believe that the information contained in the Intellectual Property Portion of the Registration Statement or the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, at such Closing Date the information contained in the Intellectual Property Portion of the Prospectus or any amendment or supplement to the Intellectual Property Portion of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.